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                                    FORM 8-K

                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                 CURRENT REPORT
                          Pursuant to Section 13 of the
                         Securities Exchange Act of 1934

                               December 20, 1998
                               -----------------

                        (Date of earliest event reported)


                              ROHM AND HAAS COMPANY
                              ---------------------

               (Exact name of registrant as specified in charter)



        Delaware                       1-3507               23-1028370
        --------                       ------               ----------
(State of Incorporation)     (Commission File Number)     (IRS Employer
                                                       Identification No.)



100 Independence Mall West, Philadelphia, Pennsylvania       19106
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(Address of principal executive offices)                     (Zip Code)


Registrant's telephone number including area code                 (215) 592-3000
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Item 5.  Other Events
         ------------

     On December 21, 1998, Rohm and Haas Company (the "Company"), announced that it had entered into an Agreement and Plan of Merger (the "Merger Agreement"), dated as of December 20, 1998, by and among the Company, Lightning Acquisition Corp. ("Purchaser"), a wholly owned subsidiary of the Company and LeaRonal, Inc. ("LeaRonal"). Pursuant to the Merger Agreement, Purchaser has commenced a tender offer (the "Offer") for all of the outstanding common shares of LeaRonal at $34.00 in cash per share.

     The Offer is conditioned upon, among other things, (i) there being validly tendered and not withdrawn prior to the expiration of the Offer a number of shares representing at least two-thirds of the fully diluted shares and (ii) any applicable waiting period under the Hart-Scott-Rodino Antitrust Improvements Act of 1976 having expired or been terminated.

     Simultaneously with the execution and delivery of the Merger Agreement, Parent and Purchaser, on the one hand, and certain stockholders of LeaRonal, on the other hand (the "Certain Stockholders"), entered into a Tender and Option Agreement dated as of December 20, 1998 (the "Tender and Option Agreement"). The Tender and Option Agreement relates to the issued and outstanding LeaRonal shares owned by the Certain Stockholders, representing approximately 29% of LeaRonal's issued and outstanding shares, as well as shares in respect of certain stock options owned by the Certain Stockholders. Pursuant to the Tender and Option Agreement, each Certain Stockholder has agreed to tender, and has granted Purchaser an option, exerciseable upon the occurrence of certain triggering events, to purchase, the shares owned by such Certain Stockholder, as well as any other shares acquired prior to the expiration of the Offer including pursuant to the exercise of such stock options.

     Further information regarding the Offer is contained in the Tender Offer Statement on Schedule 14D-1 filed on December 23, 1998 by the Company and Purchaser.

     Copies of the Merger Agreement and the Tender and Option Agreement have been filed as Exhibits 10.1 and 10.2 hereto and are incorporated by reference.

    Copies of the Company's press releases, dated December 21, 1998 and December 23, 1998 have been filed as Exhibits 99.1 and 99.2 hereto and are incorporated herein by reference.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.
         -------------------------------------------------------------------

         Financial Statements.

               None.

         Pro Forma Financial Information.

               None.

         Exhibits.

          10.1 Agreement and Plan of Merger, dated as of December 20, 1998, by and among Rohm and Haas Company, Lightning Acquisition

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                         Corp. and LeaRonal, Inc.

                    10.2 Tender and Option Agreement, dated as of December 20,
                         1998, by and among Rohm and Haas Company, Lightning Acquisition Corp., LeaRonal, Inc. and certain stockholders of LeaRonal, Inc.

                    99.1 Press Release dated December 21, 1998.

                    99.2 Press Release dated December 23, 1998.



                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

                                     ROHM AND HAAS COMPANY



                                     By: /s/ Robert P. Vogel
                                        --------------------------------------
                                     Name:  Robert P. Vogel
                                     Title: Vice President and General Counsel




Date:  December 23, 1998



                                  EXHIBIT INDEX

Exhibit No.                           Exhibit
-----------                           -------

10.1 Agreement and Plan of Merger, dated as of December 20, 1998, by and among Rohm and Haas Company, Lightning Acquisition Corp. and LeaRonal, Inc.

10.2 Tender and Option Agreement, dated as of December 20, 1998, by and among Rohm and Haas Company, Lightning Acquisition Corp. and LeaRonal, Inc.

99.1   Press Release dated December 21, 1998.

99.2   Press Release dated December 23, 1998.

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